GOVERNMENT OF SINGAPORE

LETTER OF ACCEPTANCE NOTIFICATION

ISSUED

This Letter of Acceptance has been awarded to your company and has been signed offline. Please refer to the signed copy of the Letter of Acceptance for the details of the Letter of Acceptance. You should refer to the "Other Instructions" section for further Instructions to your company.

GENERAL INFORMATION

Contract No. / Issue No.	URA000ECI21000419 / 1
Contract Reference No.	URA/T/20/006R
Contract Origin	Tender
Tender No.	URA000ETT21000013
Tender Reference No.	URA/T/20/006R
Contract Description	Deployment Of Electric Vehicle Charging Infrastructure
Procurement Nature	Non Period Contract
Type of Purchase	Services
Contract Start Date	08 Sep 2021
Contract End Date	07 Sep 2033

SUPPLIER INFORMATION

Trading Partner Reference No.	198801704H
Supplier Name	PRIMECH A & P PTE. LTD.
GST Registered No.	M2-0083175-6
Address	23 Ubi Crescent, SINGAPORE, 408579

CONTACT PERSON'S DETAILS

Lim Zhi Jin Rachel

Email	rachel_lim@primech.com.sg
Contact No.	96340597
Fax No.	

BUYER INFORMATION

Buyer Name	Urban Redevelopment Authority
Address	45 Maxwell Road, The URA Centre, Singapore 069118

CONTACT PERSON'S DETAILS

Tan Gee Kit (Ms)

Email	TAN_Gee_Kit@ura.gov.sg
Contact No.	6329 3498
Fax No.	

DETAILS OF CONTRACT

Description of Goods / Services	See Annex A
Total Contract Value	0.30 (SGD - Singapore Dollar)
Payment Terms	30 days
Billing Location	URA, HDB, JTC, NParks and PA

OPTIONAL INFORMATION

Security Deposit (SGD)	
Collection of Security Deposit	
Expiry of Security Deposit	
Instructions on Submission for Security Deposit	
Guarantee for Advance Payment	
Collection of Guarantee for Advance Payment	
Expiry of Guarantee for Advance Payment	

SIGNATORY INFORMATION

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Name	Chiu Wen Tung
Designation	Group Director (Research & Development)
Contract Signed Date	01 Sep 2021

ANNEX A

LIST OF ITEMS

1

Item No. 1

Car Park Bundle - North Region Contracts

Unit of Measurement	UNIT
Quantity	1.0000
Unit Price	0.1500 (SGD)

This line item will have goods acceptance & invoice by amount.

Total Amount	0.15 (SGD)
Remarks	
Instruction to Supplier	The commencement date for the Service Period shall be one (1) week from the date of the Letter of Acceptance, i.e. 8 September 2021 and the Expiry Date of the Service Period shall be 7 September 2033 as stated in the Letters of Acceptance attached.

Delivery Information

S/N	Location	Delivery Date	Amount	Delivery Terms
1	HDB, JTC and NParks	08 Sep 2021	0.1500 (SGD)	Local Delivery

2

Item No. 2

Car Park Bundle - North-East Region Contracts

Unit of Measurement	UNIT
Quantity	1.0000
Unit Price	0.1500 (SGD)

This line item will have goods acceptance & invoice by amount.

Total Amount	0.15 (SGD)
Remarks	
Instruction to Supplier	The commencement date for the Service Period shall be one (1) week from the date of the Letter of Acceptance, i.e. 8 September 2021 and the Expiry Date of the Service Period shall be 7 September 2033 as stated in the Letters of Acceptance attached.

Delivery Information

S/N	Location	Delivery Date	Amount	Delivery Terms
1	URA, HDB, JTC and PA	08 Sep 2021	0.1500 (SGD)	Local Delivery

ANY OTHER INSTRUCTION(S)

Please refer to the attached Letters of Acceptance for the Security Deposit amount to be submitted to each agency.

ATTACHMENT INFORMATION

- T20006R_Letters of Acceptance_Primech AP Pte Ltd.zip
- T20006R_Email Clarifications_Primech AP Pte Ltd.zip